Exhibit 99.1

Contact Information:

Investors:

Brainerd Communicators, Inc.

Corey Kinger

(212) 986-6667

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2013 RESULTS AND

PROVIDES FULL YEAR 2014 GUIDANCE

NEW YORK, N.Y., February 13, 2014 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year of fiscal 2013 and provided full year fiscal 2014 earnings guidance. Full year and fourth quarter 2013 results include:

•	Revenues of $366.1 million in the quarter, down 11.0% versus the prior year period, with total paid weeks down 8.5%

•	Cash flow provided by operating activities totaled $323.5 million in fiscal 2013

•	Earnings per fully diluted share (EPS) for the quarter were $0.54

“In Q4, we performed in line with our expectations,” commented Jim Chambers, the Company’s President and Chief Executive Officer. Chambers added, “While we are confident that we are on the right track to execute a successful transformation, 2014 will be a very challenging year as reflected in our 2014 EPS guidance of $1.30 to $1.60.”

Q4 2013 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	December 28, 2013	December 29, 2012	% Change	December 28, 2013	December 29, 2012	% Change
Net Income / EPS	$30.8	$58.0	(46.9)%	$0.54	$1.03	(47.2)%

Adjustments
UK Self-Employment Accrual Reversal	—	(4.1)		—	(0.07)

Adjusted Net Income / EPS	$30.8	$53.9	(42.9)%	$0.54	$0.96	(43.2)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2013 net income was $30.8 million versus $58.0 million in the prior year period. EPS for Q4 2013 was $0.54, which included $0.04 of expense in connection with the shutdown of our China business, versus $1.03 in the prior year period. Foreign currency had a de minimis impact on EPS in the fourth quarter 2013.

Net income and EPS for Q4 2012 were impacted by a previously reported item that affected year-over-year comparability. In the fourth quarter of fiscal 2012, the Company recognized a $4.1 million net benefit ($7.4 million pre-tax), or $0.07 per fully diluted share, from an accrual reversal associated with the settlement in the quarter of the previously reported UK self-employment tax litigation. Excluding this net benefit (after-tax) associated with the settlement, net income was $53.9 million and EPS was $0.96 in Q4 2012.

Q4 2013 Global Results

	Three Months Ended				% Change Adjusted for
(in millions except percentages)	December 28, 2013	December 29, 2012		% Change	Constant Currency
Revenues	$366.1	$411.1	*	(11.0)%	(11.1)%

Operating Income	$79.1	$122.5		(35.4)%	(35.3)%

Adjustments
UK Self-Employment Accrual Reversal	—	(14.5)

Adjusted Operating Income	$79.1	$108.0		(26.7)%	(26.6)%

Total Paid Weeks	43.2	47.2		(8.5)%	N/A
Meeting Paid Weeks	19.5	21.8		(10.9)%	N/A
Online Paid Weeks	23.8	25.4		(6.5)%	N/A
Attendance	8.5	9.8		(13.5)%	N/A

Note: Totals may not sum due to rounding.

*Amount reflects certain reclassifications to revenue. See Consolidated Statements of Net Income attached to this release for further detail on the reclassifications.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2013 revenues decreased 11.1% on a constant currency basis versus the prior year period. Q4 2013 total paid weeks were down 8.5% as compared to the prior year period. Online paid weeks declined 6.5%, and meeting paid weeks declined 10.9%, versus the prior year period. These declines were driven by the lower active base at the start of the quarter and lower recruitments in both our businesses versus the prior year period.

Fourth quarter 2013 operating income decreased 35.3% on a constant currency basis versus the prior year period. Excluding the Q4 2012 $14.5 million over-accrual reversal benefit associated with the settlement of the UK self-employment tax litigation, Q4 2013 operating income decreased 26.6% on a constant currency basis versus the prior year period. This decrease was primarily driven by lower revenues in the meetings business. In addition, in Q4 2013, lower marketing expense was almost fully offset by higher general and administrative costs, driven by a number of one-time costs, including costs relating to the shutdown of our China business.

Q4 2013 NACO Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages)	December 28, 2013	December 29, 2012	% Change	Constant Currency
Meeting Revenues	$148.1	$175.1	(15.4)%	(15.0)%

Meeting Paid Weeks	13.1	14.7	(10.8)%	N/A
Attendance	5.4	6.2	(13.1)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2013 meeting revenues for the North American meetings business (NACO) were down 15.0% on a constant currency basis versus the prior year period driven by a lower active base at the start of the quarter and lower enrollments. Q4 2013 meeting paid weeks and attendance decreased 10.8% and 13.1%, respectively, versus the prior year period. Franchise acquisitions benefited NACO meeting revenues by approximately 2.7% in the fourth quarter of 2013.

Q4 2013 International Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages)	December 28, 2013	December 29, 2012	% Change	Constant Currency
International Meeting Revenues	$74.4	$82.5	(9.9)%	(11.4)%
UK Meeting Revenues	$24.9	$31.8	(21.7)%	(22.5)%
CE Meeting Revenues	$40.5	$39.8	1.9%	(2.6)%

International Meeting Paid Weeks	6.3	7.1	(11.1)%	N/A
UK Meeting Paid Weeks	2.8	3.5	(19.4)%	N/A
CE Meeting Paid Weeks	2.9	3.0	(1.7)%	N/A

International Attendance	3.1	3.6	(14.1)%	N/A
UK Attendance	1.4	1.7	(20.5)%	N/A
CE Attendance	1.4	1.5	(5.7)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2013 International meeting revenues were down 11.4% on a constant currency basis versus the prior year period, primarily driven by lower revenues in the United Kingdom (UK).

•

UK: Fourth quarter 2013 UK meeting revenues decreased 22.5% on a constant currency basis versus the prior year period. Fourth quarter 2013 results were negatively impacted by a difficult competitive climate. Fourth quarter 2013 meeting paid weeks declined 19.4% versus the prior year period.

•

CE: Fourth quarter 2013 Continental Europe (CE) meeting revenues decreased 2.6% on a constant currency basis versus the prior year period, with a decline in meeting paid weeks of 1.7% versus the prior year period. These declines in revenues and volumes were driven by the lower active base at the start of the quarter and lower enrollments as compared to the prior year period.

Q4 2013 WeightWatchers.com Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages and as noted)	December 28, 2013	December 29, 2012	% Change	Constant Currency
Internet Revenues	$111.4	$117.6	(5.2)%	(5.3)%

Online Paid Weeks	23.8	25.4	(6.5)%	N/A
End of Period Active Online Subscribers (in thousands)	1,746.2	1,871.4	(6.7)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2013 Internet revenues declined 5.3% on a constant currency basis versus the prior year period. This decline in Internet revenues was a deceleration from the growth of 0.9%, 6.6% and 10.9% experienced in Q3, Q2 and Q1 2013 versus the respective prior year periods. This deceleration was driven primarily by declining sign-ups in the US business which continued through the quarter, as the commercial weight loss category continued to be impacted by increasing consumer trial of activity monitors and free apps. Online paid weeks declined 6.5%, and end of period active Online subscribers declined 6.7%, versus Q4 2012.

Full Year 2013 Summary

	Net Income (in millions)			Fully Diluted EPS
	Twelve Months Ended			Twelve Months Ended
	December 28, 2013	December 29, 2012	% Change	December 28, 2013	December 29, 2012	% Change
Net Income / EPS	$204.7	$257.4	(20.5)%	$3.63	$4.23	(14.1)%

Adjustments
Early Extinguishment of Debt (after tax)	13.3	—		0.24	—
UK Self-Employment Accrual Reversal	—	(4.1)		—	(0.07)

Adjusted Net Income / EPS	$218.1	$253.3	(13.9)%	$3.87	$4.16	(7.0)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Full year fiscal 2013 net income was $204.7 million versus $257.4 million in the prior year. EPS for the full year of fiscal 2013 was $3.63 versus $4.23 in the prior year.

Net income and EPS for the full year of fiscal 2013 were impacted by a $21.7 million ($13.3 million after tax), or $0.24 per fully diluted share, early extinguishment of debt charge recorded in the second quarter resulting from the write-off of fees associated with the Company’s April 2013 debt refinancing. Excluding this early extinguishment of debt charge (after tax), net income would have been $218.1 million and EPS would have been $3.87 for the full year of fiscal 2013.

EPS in the full year of fiscal 2013 continued to benefit from the completion of the Company’s previously disclosed tender offer and related stock repurchase transaction that took place in March and April 2012, respectively. Foreign currency had a de minimis impact on EPS for the full year of fiscal 2013.

Full Year 2013 Global Results

	Twelve Months Ended					% Change Adjusted for
(in millions except percentages)	December 28, 2013		December 29, 2012		% Change	Constant Currency
Revenues	$1,724.1	*	$1,839.4	*	(6.3)%	(6.2)%

Operating Income	$460.8		$510.8		(9.8)%	(9.7)%

Adjustments
UK Self-Employment Accrual Reversal	—		(14.5)

Adjusted Operating Income	460.8		496.3		(7.2)%	(7.0)%

Total Paid Weeks	202.5		210.7		(3.9)%	N/A
Meeting Paid Weeks	89.1		99.2		(10.1)%	N/A
Online Paid Weeks	113.4		111.5		1.7%	N/A
Attendance	42.9		50.7		(15.5)%	N/A

Note: Totals may not sum due to rounding.

*Amounts reflect certain reclassifications to revenue. See Consolidated Statements of Net Income attached to this release for further detail on the reclassifications.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Full year fiscal 2013 revenues decreased 6.2% on a constant currency basis versus the prior year. This decrease resulted from lower revenues in the meetings business as it experienced weaker volumes globally, most notably in North America and the UK. This decline in meetings business revenues was partially offset by modest revenue growth in the WeightWatchers.com business.

Full year fiscal 2013 total paid weeks were down 3.9% as compared to the prior year. Online paid weeks increased 1.7% versus the prior year, while meeting paid weeks declined 10.1% versus the prior year.

Full year fiscal 2013 operating income decreased 9.7% on a constant currency basis versus the prior year. Excluding the $14.5 million over-accrual reversal benefit associated with the settlement in Q4 2012 of the UK self-employment tax litigation, operating income for the full year fiscal 2013 decreased by 7.0% on a constant currency basis versus the prior year. Lower marketing expense, primarily from the elimination of inefficient digital advertising and the absence of a men’s campaign in the United States, partially offset lower revenues in the meetings business.

Full Year Fiscal 2014 Earnings Guidance

The Company provided full year 2014 earnings guidance of between $1.30 and $1.60 per fully diluted share. This guidance incorporates the fact that fiscal 2014 includes a 53rd week, which bridges the last week of December 2014 and the first week of January 2015 and has an expected negative $0.04 impact on the full year EPS. During the first quarter of fiscal 2014, the Company intends to finalize plans to resize its organization. The costs associated with this plan are not included in the above earnings guidance.

Fourth Quarter and Full Year 2013 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer of the Company, and Nick Hotchkin, Chief Financial Officer of the Company, will discuss fourth quarter and full year 2013 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income and earnings per fully diluted share with respect to the full year of fiscal 2013 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the impact from the early extinguishment of debt charge associated with the Company’s previously reported debt refinancing. Net income, operating income and earnings per fully diluted share with respect to the fourth quarter and full year of fiscal 2012 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the net benefit of the accrual reversal associated with the settlement of the Company’s previously reported UK self-employment tax litigation. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 40,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based provider of these products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	December 28,	December 29,
	2013	2012

ASSETS
Current assets	$315.7	$218.0
Property and equipment, net	87.1	71.8
Goodwill, franchise rights and other intangible assets, net	961.4	898.9
Deferred financing costs, other	44.7	29.9

TOTAL ASSETS	$1,408.9	$1,218.6

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$345.8	$447.9
Long-term debt	2,358.0	2,291.7
Deferred income taxes, other	179.7	144.5

TOTAL LIABILITIES	2,883.5	2,884.1

Shareholders’ deficit	(1,474.6)	(1,665.5)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,408.9	$1,218.6

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 28,
	2013	December 29, 2012
			Impact of
			UK Self-
	Reported	Reported	Employment	Adjusted
	Results	Results *	Settlement	Results
Meeting fees, net	$185.8	$210.7	$—	$210.7
Product sales and other, net	68.9	82.9	—	82.9
Internet revenues	111.4	117.6	—	117.6

Revenues, net	366.1	411.1	—	411.1

Cost of meetings, products and other	147.9	147.2	14.5	161.8
Cost of Internet revenues	16.5	15.9	—	15.9

Cost of revenues	164.3	163.2	14.5	177.7

Gross profit	201.8	248.0	(14.5)	233.4
Marketing expenses	54.5	66.0	—	66.0
Selling, general and administrative expenses	68.1	59.4	—	59.4

Operating income	79.1	122.5	(14.5)	108.0
Interest expense	26.8	30.4	(7.1)	23.3
Other income, net	(0.2)	(0.6)	—	(0.6)

Income before income taxes	52.5	92.7	(7.4)	85.3
Provision for income taxes	21.7	34.7	(3.3)	31.4

Net income	$30.8	$58.0	$(4.1)	$53.9

Earnings Per Share
Basic	$0.55	$1.04	$(0.07)	$0.97

Diluted	$0.54	$1.03	$(0.07)	$0.96

Weighted average common shares outstanding:
Basic	56.4	55.7	55.7	55.7

Diluted	56.6	56.2	56.2	56.2

Dividends declared per common share	$—	$0.18		$0.18

Note: Totals may not sum due to rounding.

*	Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing fourth quarter 2012 Product sales and other, Cost of meetings, products and other, Gross profit, Marketing expenses and Selling, general and administrative expenses as follows:

Product sales and other, net	$3.2
Cost of meetings, products and other	0.3
Gross profit	2.9
Marketing expenses	2.5
Selling, general and administrative expenses	0.4

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 28, 2013			December 29, 2012
		Impact of			Impact of
		Early			UK Self-
	Reported	Extinguishment	Adjusted	Reported	Employment	Adjusted
	Results *	of Debt Charge	Results	Results *	Settlement	Results
Meeting fees, net	$851.6	$—	$851.6	$934.9	$—	$934.9
Product sales and other, net	350.3	—	350.3	400.2	—	400.2
Internet revenues	522.2	—	522.2	504.3	—	504.3

Revenues, net	1,724.1	—	1,724.1	1,839.4	—	1,839.4

Cost of meetings, products and other	652.3	—	652.3	682.0	14.5	696.5
Cost of Internet revenues	70.7	—	70.7	63.6	—	63.6

Cost of revenues	723.0	—	723.0	745.6	14.5	760.2

Gross profit	1,001.1	—	1,001.1	1,093.8	(14.5)	1,079.3
Marketing expenses	295.6	—	295.6	353.7	—	353.7
Selling, general and administrative expenses	244.7	—	244.7	229.3	—	229.3

Operating income	460.8	—	460.8	510.8	(14.5)	496.3
Interest expense	103.1	—	103.1	90.5	(7.1)	83.4
Other expense, net	0.6	—	0.6	2.0	—	2.0
Early extinguishment of debt	21.7	(21.7)	—	1.3	—	1.3

Income before income taxes	335.4	21.7	357.1	417.0	(7.4)	409.5
Provision for income taxes	130.6	8.3	139.0	159.5	(3.3)	156.2

Net income	$204.7	$13.3	$218.1	$257.4	$(4.1)	$253.3

Earnings Per Share
Basic	$3.65	$0.24	$3.88	$4.27	$(0.07)	$4.20

Diluted	$3.63	$0.24	$3.87	$4.23	$(0.07)	$4.16

Weighted average common shares outstanding:
Basic	56.1	56.1	56.1	60.3	60.3	60.3

Diluted	56.4	56.4	56.4	60.9	60.9	60.9

Dividends declared per common share	$0.53		$0.53	$0.70		$0.70

Note: Totals may not sum due to rounding.

*	Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing full fiscal year 2013 and full fiscal year 2012 Product sales and other, Cost of meetings, products and other, Gross profit, Marketing expenses and Selling, general and administrative expenses as follows:

	2013	2012
Product sales and other, net	$12.1	$12.6
Cost of meetings, products and other	1.1	1.6
Gross profit	11.0	11.0
Marketing expenses	10.3	10.2
Selling, general and administrative expenses	0.7	0.9

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	December 28,	December 29,
	2013	2012
Total Revenues (in $ millions)
Meeting Fees	185.8	210.7
In-Meeting Product Sales	36.7	46.9
Internet Revenues	111.4	117.6
All Other (1)	32.2	35.9

Total Revenues	366.1	411.1

North America (in $ millions)
Meeting Fees	128.4	147.1
In-Meeting Product Sales	19.8	28.0

Total	148.1	175.1

International (in $ millions)
Meeting Fees	57.5	63.6
In-Meeting Product Sales	16.9	19.0

Total	74.4	82.5

Paid Weeks (in millions) (2)
North America Meeting Paid Weeks	13.1	14.7
UK Meeting Paid Weeks	2.8	3.5
CE Meeting Paid Weeks	2.9	3.0
Other Meeting Paid Weeks	0.6	0.6

Sub-total Meeting Paid Weeks	19.5	21.8
Online Paid Weeks	23.8	25.4

Total Paid Weeks	43.2	47.2

Attendance (in millions)
North America	5.4	6.2
UK	1.4	1.7
CE	1.4	1.5
Other	0.3	0.3

Total Attendance	8.5	9.8

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,746.2	1,871.4

Note: Totals may not sum due to rounding.

(1)	Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing fourth quarter 2012 All Other revenues by $3.2 million.

(2)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	December 28,	December 29,
	2013	2012
Total Revenues (in $ millions)
Meeting Fees	851.6	934.9
In-Meeting Product Sales	212.0	253.2
Internet Revenues	522.2	504.3
All Other (1)	138.3	146.9

Total Revenues	1,724.1	1,839.4

North America (in $ millions)
Meeting Fees	595.1	653.4
In-Meeting Product Sales	119.1	145.9

Total	714.2	799.3

International (in $ millions)
Meeting Fees	256.5	281.5
In-Meeting Product Sales	92.9	107.3

Total	349.4	388.9

Paid Weeks (in millions) (2)
North America Meeting Paid Weeks	59.7	66.0
UK Meeting Paid Weeks	13.7	16.9
CE Meeting Paid Weeks	13.2	13.4
Other Meeting Paid Weeks	2.6	2.9

Sub-total Meeting Paid Weeks	89.1	99.2
Online Paid Weeks	113.4	111.5

Total Paid Weeks	202.5	210.7

Attendance (in millions)
North America	27.2	31.9
UK	7.5	9.7
CE	6.8	7.4
Other	1.4	1.7

Total Attendance	42.9	50.7

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,746.2	1,871.4

Note: Totals may not sum due to rounding.

(1)	Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing full fiscal year 2013 and full fiscal year 2012 All Other revenues by $12.1 million and $12.6 million, respectively.
(2)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

							Q4 2013 Variance
	Q4 2013			Q4 2012					2013 Constant Currency
							2013	2013	2013	2013
		Currency	Constant				vs	vs 2012	vs	vs 2012
	GAAP	Adjustment	Currency	GAAP (1)	Adjustment (2)	Adjusted	2012	Adjusted	2012	Adjusted
Selected Financial Data
Consolidated Company Revenues	$366.1	$(0.5)	$365.7	$411.1	$—	$411.1	-11.0%	-11.0%	-11.1%	-11.1%
Consolidated Meeting Fees (3)	$185.8	$(0.2)	$185.6	$210.7	$—	$210.7	-11.8%	-11.8%	-11.9%	-11.9%
Consolidated In-Meeting Product Sales (4)	$36.7	$(0.2)	$36.5	$46.9	$—	$46.9	-21.8%	-21.8%	-22.3%	-22.3%

NACO
Meeting Fees (3)	$128.4	$0.7	$129.1	$147.1	$—	$147.1	-12.8%	-12.8%	-12.3%	-12.3%
In-Meeting Product Sales (4)	$19.8	$0.1	$19.9	$28.0	$—	$28.0	-29.3%	-29.3%	-28.9%	-28.9%
Meeting Revenues (5)	$148.1	$0.8	$148.9	$175.1	$—	$175.1	-15.4%	-15.4%	-15.0%	-15.0%
Total Revenues-Meetings Business (6)	$163.4	$0.8	$164.2	$191.5	$—	$191.5	-14.7%	-14.7%	-14.2%	-14.2%

International
Meeting Fees (3)	$57.5	$(0.9)	$56.5	$63.6	$—	$63.6	-9.6%	-9.6%	-11.1%	-11.1%
In-Meeting Product Sales (4)	$16.9	$(0.3)	$16.6	$19.0	$—	$19.0	-10.8%	-10.8%	-12.5%	-12.5%
Meeting Revenues (5)	$74.4	$(1.2)	$73.1	$82.5	$—	$82.5	-9.9%	-9.9%	-11.4%	-11.4%
Total Revenues-Meetings Business (6)	$87.0	$(1.1)	$85.9	$95.4	$—	$95.4	-8.8%	-8.8%	-10.0%	-10.0%

UK
Meeting Fees (3)	$18.4	$(0.2)	$18.2	$23.5	$—	$23.5	-21.8%	-21.8%	-22.7%	-22.7%
In-Meeting Product Sales (4)	$6.5	$(0.1)	$6.4	$8.2	$—	$8.2	-21.4%	-21.4%	-22.2%	-22.2%
Meeting Revenues (5)	$24.9	$(0.3)	$24.6	$31.8	$—	$31.8	-21.7%	-21.7%	-22.5%	-22.5%
Total Revenues-Meetings Business (6)	$29.4	$(0.3)	$29.1	$36.3	$—	$36.3	-19.0%	-19.0%	-20.0%	-20.0%
CE
Meeting Fees (3)	$31.7	$(1.4)	$30.3	$31.1	$—	$31.1	1.8%	1.8%	-2.7%	-2.7%
In-Meeting Product Sales (4)	$8.9	$(0.4)	$8.5	$8.6	$—	$8.6	2.6%	2.6%	-2.1%	-2.1%
Meeting Revenues (5)	$40.5	$(1.8)	$38.7	$39.8	$—	$39.8	1.9%	1.9%	-2.6%	-2.6%
Total Revenues-Meetings Business (6)	$45.8	$(2.0)	$43.8	$45.2	$—	$45.2	1.4%	1.4%	-3.1%	-3.1%

Internet Revenues (7)	$111.4	$(0.1)	$111.3	$117.6	$—	$117.6	-5.2%	-5.2%	-5.3%	-5.3%

Other Revenues (8)	$32.2	$0.1	$32.3	$35.9	$—	$35.9	-10.4%	-10.4%	-10.1%	-10.1%

Gross Profit	$201.8	$(0.2)	$201.6	$248.0	$(14.5)	$233.4	-18.6%	-13.6%	-18.7%	-13.6%
Gross Margin	55.1%		55.1%	60.3%		56.8%

Marketing Expenses	$54.5	$(0.2)	$54.3	$66.0	$—	$66.0	-17.4%	-17.4%	-17.8%	-17.8%

Selling, General and Administrative Expenses	$68.1	$(0.1)	$68.0	$59.4	$—	$59.4	14.7%	14.7%	14.5%	14.5%

Operating Income	$79.1	$0.1	$79.2	$122.5	$(14.5)	$108.0	-35.4%	-26.7%	-35.3%	-26.6%
Operating Income Margin	21.6%		21.7%	29.8%		26.3%

Net Income	$30.8	$0.1	$30.9	$58.0	$(4.1)	$53.9	-46.9%	-42.9%	-46.8%	-42.7%

Note: Totals may not sum due to rounding.

(1)

Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing fourth quarter 2012 Other Revenues $3.2 million, Gross Profit $2.9 million, Marketing Expenses $2.5 million and Selling, General and Administrative expenses $0.4 million.

(2)

Excludes the impact of the $14.5 million decrease to cost of revenues and the $7.1 million increase to interest expense, related to the settlement of the previously disclosed UK self-employment tax litigation.

(3)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(6)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(7)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(8)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated Company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										YTD 2013 Variance
	YTD 2013						YTD 2012					2013 Constant Currency
											2013		2013
						Adjusted				2013	Adjusted	2013	Adjusted
				Currency	Constant	Constant				vs	vs 2012	vs	vs 2012
	GAAP (1)	Adjustment (2)	Adjusted	Adjustment	Currency	Currency	GAAP (1)	Adjustment (3)	Adjusted	2012	Adjusted	2012	Adjusted
Selected Financial Data
Consolidated Company Revenues	$1,724.1	$—	$1,724.1	$1.0	$1,725.1	$1,725.1	$1,839.4	$—	$1,839.4	-6.3%	-6.3%	-6.2%	-6.2%
Consolidated Meeting Fees (4)	$851.6	$—	$851.6	$0.7	$852.3	$852.3	$934.9	$—	$934.9	-8.9%	-8.9%	-8.8%	-8.8%
Consolidated In-Meeting Product Sales (5)	$212.0	$—	$212.0	$(0.0)	$212.0	$212.0	$253.2	$—	$253.2	-16.3%	-16.3%	-16.3%	-16.3%

NACO
Meeting Fees (4)	$595.1	$—	$595.1	$1.5	$596.6	$596.6	$653.4	$—	$653.4	-8.9%	-8.9%	-8.7%	-8.7%
In-Meeting Product Sales (5)	$119.1	$—	$119.1	$0.2	$119.3	$119.3	$145.9	$—	$145.9	-18.4%	-18.4%	-18.2%	-18.2%
Meeting Revenues (6)	$714.2	$—	$714.2	$1.7	$715.9	$715.9	$799.3	$—	$799.3	-10.6%	-10.6%	-10.4%	-10.4%
Total Revenues-Meetings Business (7)	$774.4	$—	$774.4	$1.7	$776.2	$776.2	$860.6	$—	$860.6	-10.0%	-10.0%	-9.8%	-9.8%

International
Meeting Fees (4)	$256.5	$—	$256.5	$(0.8)	$255.7	$255.7	$281.5	$—	$281.5	-8.9%	-8.9%	-9.2%	-9.2%
In-Meeting Product Sales (5)	$92.9	$—	$92.9	$(0.2)	$92.7	$92.7	$107.3	$—	$107.3	-13.5%	-13.5%	-13.7%	-13.7%
Meeting Revenues (6)	$349.4	$—	$349.4	$(1.1)	$348.4	$348.4	$388.9	$—	$388.9	-10.1%	-10.1%	-10.4%	-10.4%
Total Revenues-Meetings Business (7)	$406.1	$—	$406.1	$(0.6)	$405.5	$405.5	$445.8	$—	$445.8	-8.9%	-8.9%	-9.0%	-9.0%

UK
Meeting Fees (4)	$85.2	$—	$85.2	$1.3	$86.5	$86.5	$104.4	$—	$104.4	-18.4%	-18.4%	-17.1%	-17.1%
In-Meeting Product Sales (5)	$35.9	$—	$35.9	$0.5	$36.5	$36.5	$46.6	$—	$46.6	-22.9%	-22.9%	-21.8%	-21.8%
Meeting Revenues (6)	$121.1	$—	$121.1	$1.9	$123.0	$123.0	$151.0	$—	$151.0	-19.8%	-19.8%	-18.6%	-18.6%
Total Revenues-Meetings Business (7)	$143.1	$—	$143.1	$2.0	$145.1	$145.1	$174.2	$—	$174.2	-17.9%	-17.9%	-16.7%	-16.7%

CE
Meeting Fees (4)	$137.3	$—	$137.3	$(3.9)	$133.4	$133.4	$135.9	$—	$135.9	1.0%	1.0%	-1.8%	-1.8%
In-Meeting Product Sales (5)	$48.0	$—	$48.0	$(1.2)	$46.9	$46.9	$49.1	$—	$49.1	-2.1%	-2.1%	-4.5%	-4.5%
Meeting Revenues (6)	$185.4	$—	$185.4	$(5.1)	$180.3	$180.3	$185.0	$—	$185.0	0.2%	0.2%	-2.6%	-2.6%
Total Revenues-Meetings Business (7)	$208.1	$—	$208.1	$(5.6)	$202.6	$202.6	$208.0	$—	$208.0	0.1%	0.1%	-2.6%	-2.6%

Internet Revenues (8)	$522.2	$—	$522.2	$(0.3)	$522.0	$522.0	$504.3	$—	$504.3	3.5%	3.5%	3.5%	3.5%

Other Revenues (9)	$138.3	$—	$138.3	$0.5	$138.8	$138.8	$146.9	$—	$146.9	-5.9%	-5.9%	-5.5%	-5.5%

Gross Profit	$1,001.1	$—	$1,001.1	$0.3	$1,001.4	$1,001.4	$1,093.8	$(14.5)	$1,079.3	-8.5%	-7.2%	-8.5%	-7.2%
Gross Margin	58.1%		58.1%		58.0%	58.0%	59.5%		58.7%

Marketing Expenses	$295.6	$—	$295.6	$(0.5)	$295.2	$295.2	$353.7	$—	$353.7	-16.4%	-16.4%	-16.5%	-16.5%

Selling, General and Administrative Expenses	$244.7	$—	$244.7	$0.2	$244.9	$244.9	$229.3	$—	$229.3	6.7%	6.7%	6.8%	6.8%

Operating Income	$460.8	$—	$460.8	$0.5	$461.3	$461.3	$510.8	$(14.5)	$496.3	-9.8%	-7.2%	-9.7%	-7.0%
Operating Income Margin	26.7%		26.7%		26.7%	26.7%	27.8%		27.0%

Net Income	$204.7	$13.3	$218.1	$0.3	$205.1	$218.4	$257.4	$(4.1)	$253.3	-20.5%	-13.9%	-20.3%	-13.8%

Note: Totals may not sum due to rounding.

(1)

Certain brand marketing funds received from licensees have been reclassified to revenue as opposed to being recorded as an offset to expense, increasing full fiscal year 2013 Other Revenues $12.1 million, Gross Profit $11.0 million, Marketing Expenses $10.3 million and Selling, General and Administrative expenses $0.7 million and full fiscal year 2012 Other Revenues $12.6 million, Gross Profit $11.0 million, Marketing Expenses $10.2 million and Selling, General and Administrative expenses $0.9 million.

(2)

Excludes the impact of the $21.7 million ($13.3 million after tax) early extinguishment of debt charge recorded in the second quarter of fiscal 2013 resulting from the write-off of fees associated with the Company’s April 2013 debt refinancing.

(3)

Excludes the impact of the $14.5 million decrease to cost of revenues and the $7.1 million increase to interest expense, related to the settlement of the previously disclosed UK self-employment tax litigation.

(4)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(5)	“In-Meeting Product Sales” are sales of products to members in meetings.
(6)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(7)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(8)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(9)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated Company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Trailing Twelve Months
Net Debt to EBITDAS

Net Income	$48.8	$64.9	$60.3	$30.8	$204.7
Interest	22.6	26.9	26.9	26.8	103.1
Taxes	30.5	40.7	37.7	21.7	130.6
Depreciation and Amortization	10.5	11.0	11.6	11.8	44.9
Stock-based Compensation	2.0	0.2	0.3	1.7	4.3

EBITDAS	$114.3	$143.7	$136.7	$92.9	$487.6

Total Debt					$2,388.0
Add: Letters of Credit					1.6
Less: Cash					174.6

Net Debt					$2,215.0

Net Debt to EBITDAS					4.5 X

Note: Totals may not sum due to rounding.